EXHIBIT 23.1



                          Independent Auditors' Consent
                          -----------------------------


     The Board of Directors
     of GFSI, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


     /s/ KPMG LLP
     ----------------------
     Kansas City, Missouri
     March 12, 2003